Investing for Growth and Value Creation

Deutsche Bank
10th Annual Electric Power Conference

Leo Denault
Executive Vice President
and Chief Financial Officer
June 14, 2005

Entergy®

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory proceedings, including those related to Entergy's System Agreement and Entergy's utility supply plan, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factors at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, the ability to meet credit support requirements, and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, and changes in the rating agencies' ratings criteria, changes in inflation, interest rates, and foreign currency exchange rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes Entergy's utility service territory, and the application of market power criteria by the FERC, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly in the northeastern United States, uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal, resolution of pending or future applications for license extensions or modifications of nuclear generating facilities, changes in law resulting from proposed energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather and the occurrence of hurricanes and other storms and disasters, advances in technology, the potential effects of threatened or actual terrorism and war, the effects of Entergy's strategies to reduce current tax payments, the effects of litigation and government investigations, changes in accounting standards, corporate governance, and securities law requirements, and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures of operating cash flow, free cash flow and net cash available when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on slide 20. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Discussion Outline

Robert's Question:

What investment opportunities does Entergy management see in the marketplace that are consistent with the company's strategy that could lead to returns in excess of the utility operations?

1. Review Entergy's strategy and its investment approach
2. Describe investment opportunities that Entergy is currently pursuing
3. Discuss potential returns and impact on Entergy's financial aspirations

Entergy Focuses on Long-Term Growth and Value Creation

Entergy's Business Model

Operational Excellence

Portfolio Management

Enhance the Value of What You Have	Grow the Business	Optimize the Balance Sheet for Flexibility
Enhance the value of legacy positions	Actively manage portfolio requires: • Robust set of opportunities • Dynamic point of view • Pricing discipline	Allocate "capital at risk" across assets, businesses and projects

Rigorous Analysis of External Environment Is Conducted to Develop Entergy's Point of View

Sample Key Market Drivers
05-09 Trend



Low
I
C
High
Capital Market Access
I=Interest Rates C=Capacity
Decr.
N
C
O
G
Incr.
Commodity Prices
G=Gas
C=Coal
O=Oil
N=Nuclear
Limited
M
C
Aggressive
Market Interest in:
Fossil Assets
Nuclear Assets
M
C
C=Contracted
M=Merchant
Uncertain
M
L
Constructive
Regulatory Oversight
M=M&A Activity L=Local Regulators

Implication for Investments

Capacity: More capital chasing existing deals, particularly nuclear and contracted fossil assets

Prices: Higher for all key commodities (gas, oil, coal and nuclear fuel) in recent years enhancing value of solid fuel and nuclear resources; price takers seeing shorter off-take agreements and more volatility

Fossil: Opportunities within the service territory to purchase gas-fired capacity at attractive prices

Nuclear: Additional market participants increase competitiveness, enhance value of creative alternatives and offer potential new opportunities

M&A: Repeal of PUHCA would increase appetite for and likelihood of industry consolidation

Local Regulators: Regulators supportive of acquisition of capacity

Disciplined, Iterative Process Considers All Alternatives

Key Questions

What is Entergy's optimal capital structure?

Does Entergy have excess capital to deploy?

What are the investment hurdles?

What is the impact of a specific investment on Entergy's overall risk profile?

Is Entergy stock a good investment?

What are investor preferences relative to the dividend?

Capital Deployment Tactics

- Make an investment
- Repurchase shares
- Increase dividends
- Pay down debt

Process Execution Has Driven Recent Portfolio Management Actions

Portfolio Management

Key Recent Events
03-Today

9/03	Signed services agreement for Cooper plant
1/04	Signed agreement to acquire 718 MW Perryville plant
1/04	Sold the 50% interest in 320 MW Crete plant
11/04	Sold Entergy-Koch Trading
11/04	Sold 175 MW of Non-Nuclear Wholesale Assets capacity
12/04	Sold Gulf South Pipeline
3/05	Signed agreement to acquire 480 MW Attala plant

Returning Cash to Owners

Dividends Paid and Net Common Share Repurchases
02-04; $B



1.3*
Net Share Repurchases
0.3
0.2
Dividends
02
03
04
29% dividend increase
Announced $1.5B share repurchase program and 20% dividend increase

** Includes purchases to offset dilution from stock options*

Strategic Opportunities Undergo Continuous Evaluation

Strategic Growth Opportunities

Utility

Acquire generating capacity through supply plan

Evaluate self-build alternatives

Nuclear

Acquire additional U.S. plants

Execute new operating agreements in U.S. and other markets

Transform asset portfolio into a business (i.e., add other generation types or short position)

Other Opportunities

Evaluate M&A opportunities

Harvest value of remaining non-nuclear wholesale assets (e.g., execute sales when possible; exchange assets and contractual positions through swap, sale or joint venture)

Consider Entergy Gulf States – Texas options available post-legislation

Acquisition and/or Self-Build Could Contribute to Utility Growth

Potential Long-Term Utility Capacity Needs GW



~3-5
~6
~9-11
Short Position
Age > 35 years
Total

Supply Plan Alternatives

1 Acquire Plants / Capacity

New Generation in Region*



~19 GW

2 Evaluate Self-Build Alternatives

Build coal / pet coke-fired plants using
Pulverized Coal, CFB or IGCC technologies

Repower existing gas plants

Build new generation nuclear plants

*Regional profiles (in MWs) exclude 1) Perryville 2) ETR affiliate plants and 3) plants of other utilities to serve native load

Nuclear Opportunities Range from Acquisitions to Business Transformation

U.S. Nuclear Market


EN-
NE
EN -
South
Small Scale Plants
ETR Owned Plants
ETR Contracts
X 01-03 Capacity
Factors < 90%

International Markets


Canada
UK
United States
Japan

Business Development Alternatives

1 Acquire Plants

Turnaround capability

Regulatory / financial pressure could unlock opportunities

2 Contract for Operating Services

Alternative to acquisition in U.S.

Evaluate other markets

3 Transform Asset Portfolio Into Business

Sell shaped load products

Acquire generation and/or short positions

Alternative Transaction Structures Create Unique Opportunities

Illustrative



Plant Acquisition
Operating Contract
Share Repurchase
EPS
=
+
Capital
=
0
+
Risks
Operating
Commodity Price or Credit / Performance
Operating (limited)
Credit / Performance
Price

M&A Evaluation Is Bounded by Testing Both Strategic Rationale and Timing

Mergers and Acquisitions Criteria

Timeless → *Timing*

Strategic Rationale	Financial Impact	Ability to Transact

Key Transaction Drivers / **Example**

	Key Transaction Drivers	Example
INVEST	Utilities/assets that utilize our legacy position to derive significant, retainable synergies	Nuclear assets 98-today
INVEST	Complementary assets or skills that allow Entergy to offer new products/market solutions or can be used to increase efficiency	Entergy-Koch at inception in 01
DIVEST	Low return or non-core businesses that can be divested to generate cash to reinvest in higher returning investments	Int'l distribution; Security in 98
DIVEST	Well-performing assets or businesses that can be sold at a value greater than Entergy could achieve from continuing operations	Entergy-Koch in 04

Entergy's POV Led to Exit Decisions

Non-Nuclear Wholesale Assets Portfolio Actions
00-04; MW in U.S. and U.K.

Today	
Energy / Capacity Sold Forward	
ISES (life of unit)	101-121
RS Cogen (03-06)	185-206
Others (various terms)	383
Total	669-710



8,511
Cancelled
(1,920)
Sold
(2,140)
RS Cogen, Crete and Harrison
(538)
(1,200)
(800)
Saltend
Damhead Creek
(160)
-
(175)
1,578
Down 81%
Potential Total*
Turbines
Joint Ventures Prior to Closing
Sold U.K. Plants
Sold Crete
Wind JV (asset swap)
Sold Interests in Three Plants
Total Today

*Potential total capacity includes entire plant capacity for projects in development, construction, and operation

Previously Closed Doors in Texas May Open Up New Options in Future

Pursued Single Option

Past Actions in Texas

Vertically integrated regulated utility

TX ROA law enacted (99)

99 - 04
Pursued requirements for retail open access

ROA efforts halted (6/04)

8/04 - 12/04
Pursued rate case

PUCT dismissed rate case (12/04)

2/05 - 5/05
Pursued legislation to provide certainty

Unanimous House & Senate votes (5/05)

Pursuing Multiple Options

Post-Legislation Alternatives

1 Riders
- *Can file immediately to recover transition costs and incremental capacity costs*

2 Retail Open Access
- *Potential options for qualified power region could include ICT, SPP or ERCOT*

3 Rate Case
- *Can file base rate case in 6/07 with new rates effective by 6/08*

4 Jurisdictional Split
- *Flexibility to evaluate options in TX*
- *Tailored resource planning for TX and LA*

Investment Opportunities Considered in Risk / Return Framework

Illustrative

Typical Range of Acceptable Risk / Return Profiles



Nuclear operating contracts
After transformation of portfolio to a business
Current nuclear portfolio
Acquire nuclear plants
M&A?
Incentives
Current utility business
Self-build
Acquire capacity
After Harvesting
Current EGS-TX business
Current non-nuclear wholesale assets business
High
Low
Return
Low
High
Risk
Identify more of these
Invest only if expected return exceeds risk-adjusted cost of capital
Improve or exit these

Liquidity Is the Enabler

Positive Cash Flow

Projected Free Cash Flow
05E-07E; $B



Cash Flow from
Operating Activities
7.1
6.3
Dividends
Maintenance
Capex
2.3
Operating
Cash
Flow
Free
Cash
Flow

Strong Balance Sheet

Projected Net Debt Ratio
05E-07E

Target Range	45-50%
Additional Debt Capacity	$1.8B

Cash Available

Projected Cash Available
05E-07E; $B



Share
Repurchases
Growth
Capex
1.6
Capital
Sources
Net
Cash
Available

Successful Execution Will Contribute to Achieving Earnings Growth Aspirations

As-Reported and Operational Earnings

05 Guidance and Growth Aspirations; $/share and %

Lower End of Range

$4.60 - $4.85



Entergy Nuclear
$1.32 - $1.41
Utility, Parent & Other
$3.30 - $3.45
Non-Nuclear Wholesale Assets
$(0.02) - $(0.01)

05 Guidance

Near-term (06)

8-10%

Includes:

Utility
- Sales growth
- Rate actions / earn incentives
- Perryville / Attala acquisitions
- Higher O&M, depreciation
- Higher benefits costs

Nuclear
- Higher nuclear pricing and uprates
- Higher benefits costs

Share repurchases

Long-term

5-6%

~2-3% Intrinsic **+** **~3%** Operational Excellence & Portfolio Management

Growth Aspirations

Summary

- Strategy supports long-term value creation
- Analysis of external factors + rigorous internal processes = Point of View
- Portfolio management, past and present, guided by disciplined process has created value
- A range of opportunities exists from asset acquisitions to creative transaction structures
- Liquidity is available to invest
- Entergy's earnings growth aspirations are supported by a combination of operational excellence and portfolio management

Investing for Growth and Value Creation

Deutsche Bank
10th Annual Electric Power Conference

Leo Denault
Executive Vice President
and Chief Financial Officer
June 14, 2005

Entergy®

Appendix

Appendix: Reg G Reconciliations

Table 1: Projected Cash Available for Capital Redeployment 2005 through 2007 - Reconciliation of GAAP to Non-GAAP Measures		
($ in billions)		2005-2007
Net cash flow provided by operating activities	7.1	
Less:		
Net nuclear fuel purchases	0.4	
Decommissioning trust contributions	0.4	
Operating cash flow		6.3
Planned maintenance capital expenditures		(2.5)
Preferred and common dividends		(1.5)
Free cash flow		2.3
Net share repurchases (includes repurchases under existing programs less remaining sale proceeds)		(1.2)
Planned growth capital commitments		(1.3)
Additional debt capacity (net of maturities)		1.8
Net Cash Available for New Investment, Debt/Equity Repayment, Dividend Increase		1.6